Harbor International & Global Funds Supplement to Prospectus dated March 1, 2013

May 21, 2013

Harbor International Growth Fund

The Board of Trustees of Harbor Funds, on behalf of Harbor International Growth Fund, appointed Baillie Gifford Overseas Limited to serve as the subadviser to the Harbor International Growth Fund effective May 21, 2013. Baillie Gifford Overseas Limited replaces Marsico Capital Management, LLC as subadviser to the Harbor International Growth Fund.

The appointment of Baillie Gifford Overseas Limited as the Fund’s subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc., (“Harbor Capital”). Harbor Capital pays the subadvisory fee to Baillie Gifford Overseas Limited from its own assets. The appointment of Baillie Gifford Overseas Limited will result in certain changes to the Fund’s investment strategy to reflect Baillie Gifford Overseas Limited’s investment approach. The Fund’s investment strategy under Baillie Gifford Overseas Limited is set forth below in this Supplement to the Prospectus. Information about Baillie Gifford Overseas Limited and the individual portfolio managers at Baillie Gifford Overseas Limited responsible for managing the assets of Harbor International Growth Fund is also set forth below.

The Fees and Expenses Table and the Expense Example for Harbor International Growth Fund are also being restated below to reflect a reduction in the Total Annual Operating Expenses after Fee Waiver and Expense Reimbursement for each share class of Harbor International Growth Fund.

The following replaces the information under the heading “Fees and Expenses of the Fund” beginning on page 4 of the Prospectus:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses[2]	0.25%	0.25%	0.37%
Total Annual Fund Operating Expenses[2]	1.00%	1.25%	1.37%
Expense Reimbursement[1]	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses After Expense Reimbursement[1,2]	0.85%	1.10%	1.22%
[1]	The Adviser has contractually agreed to limit the Fund’s operating expenses through May 20, 2014. Only the Board of Trustees may modify or terminate this agreement.

[2]	Other Expenses, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement have been restated to reflect current fees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$87	$303	$538	$1,211
Administrative	$112	$382	$672	$1,498
Investor	$124	$419	$736	$1,633

Investors Should Retain This Supplement For Future Reference

S0521.P.IG

Harbor International & Global Funds Supplement to Prospectus dated March 1, 2013

The following replaces the information under the heading “Principal Investment Strategy” beginning on page 4 of the Prospectus:

Principal Style Characteristics: Foreign companies selected for long-term growth potential.

The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in equity securities, including common and preferred stocks, of foreign companies that Baillie Gifford Overseas Limited (the “Subadviser”) believes will experience growth and benefit from sustainable competitive advantages in their markets. The Fund may invest in companies of any size located in, or economically tied to, any country or region outside of the United States, including developed foreign and emerging markets. The Fund normally invests in companies that are located in or economically tied to at least three different countries outside of the United States.

The Subadviser primarily uses proprietary, fundamental research to seek to identify companies for investment that can exhibit sustained, above-average growth with attractive financial characteristics, such as superior profit margins on invested capital. The Subadviser normally evaluates these characteristics over a 3 to 5 year time horizon. The Subadviser may, from time to time and at its discretion, seek to hedge the value of a portion of the Fund’s foreign currency exposure to attempt to preserve the value of the Fund’s investments in U.S. dollar terms. However, the Subadviser does not normally expect to hedge the Fund’s foreign currency exposure.

When evaluating individual companies for investment, the Subadviser normally focuses on the following:

•

Opportunity: The Subadviser looks for companies that have identifiable and sustainable competitive advantages, which will enable the company to achieve above average growth rates. These competitive advantages include the degree to which there are barriers to entry in the market, the uniqueness of the company’s product offerings, any enduring cost or technology advantages and the loyalty of the company’s customers.

•

Execution: The Subadviser looks for companies that have management teams that are capable of capitalizing on the opportunities available to them. This analysis involves an assessment of the strength of the company’s financial position, including its ability to fund growth opportunities internally through sufficiently attractive profit margins, and an assessment of the management team’s actions, including how management chooses to put excess capital to work through reinvestment or acquisitions.

•

Valuation: After identifying a pool of companies with attractive growth opportunities and capable management teams, the Subadviser then focuses on identifying those companies that are undervalued relative to their current stock price based upon the Subadviser’s view of the company’s future growth potential.

The Subadviser may sell or reduce the Fund’s investment in a portfolio security if the Subadviser detects a material diminution to either the company’s growth opportunity or in the level of confidence the Subadviser has in company management’s ability to exploit that opportunity. This may occur as a result of a new technological or competitive threat to the company or industry or to an unexpected change in strategic direction from company management. The Subadviser also regularly considers the company’s valuation, and whether the current stock price has risen to a level that better reflects the Subadviser’s view of the company’s future growth potential. However, the Subadviser does not normally trade based upon short-term price movements, as it considers such moves to be poor predictors of long-term results.

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Investors Should Retain This Supplement For Future Reference

Harbor International & Global Funds Supplement to Prospectus dated March 1, 2013

The following replaces the information under the heading “Portfolio Management” on page 6 of the Prospectus:

Subadviser

Baillie Gifford Overseas Limited has subadvised the Fund since May 2013.

Portfolio Managers

Gerard Callahan Baillie Gifford Overseas Limited

Mr. Callahan is a Portfolio Manager and Chair of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2013.

Iain Campbell Baillie Gifford Overseas Limited

Mr. Campbell is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2013.

Joe Faraday, CFA Baillie Gifford Overseas Limited

Mr. Faraday is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2013.

Paul Faulkner, CFA Baillie Gifford Overseas Limited

Mr. Faulkner is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2013.

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Investors Should Retain This Supplement For Future Reference

Harbor International & Global Funds Supplement to Prospectus dated March 1, 2013

The following replaces the information under the heading “The Subadvisers and Portfolio Managers” on page 15 of the Prospectus for Harbor International Growth Fund:

Harbor International Growth Fund

Baillie Gifford Overseas Limited serves as Subadviser to Harbor International Growth Fund. Each of the Portfolio Managers listed below are members of Baillie Gifford Overseas Limited’s Portfolio Construction Group, which has the responsibility for making the investment decisions for the Fund using a team based approach. The Portfolio Construction Group includes Portfolio Managers from Baillie Gifford Overseas Limited’s regional equity specialist teams who participate in the investment decision making process across the Fund’s portfolio. Each of the persons listed below has served as the Fund’s portfolio manager since May 2013.

PORTFOLIO MANAGER/PORTFOLIO MANAGEMENT TEAM MEMBERS TITLE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Gerard Callahan Portfolio Manager	Gerard Callahan is a Portfolio Manager and Chair of the International Focus Portfolio Construction Group. He joined Baillie Gifford & Co. in 1991.
Iain Campbell Portfolio Manager	Iain Campbell is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He joined Baillie Gifford & Co. in 2004.
Joe Faraday, CFA Portfolio Manager	Joe Faraday is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He joined Baillie Gifford & Co. in 2002.
Paul Faulkner, CFA Portfolio Manager	Paul Faulkner is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He joined Baillie Gifford & Co. in 2000.

Baillie Gifford Overseas Limited is located at Calton Square, 1 Greenside Row, Edinburgh, Scotland. Baillie Gifford Overseas Limited was organized in 1983, and had approximately $86 billion in assets under management as of March 31, 2013. Baillie Gifford Overseas Limited is a wholly owned subsidiary of Baillie Gifford & Co., which is a partnership controlled by its full-time working partners. Baillie Gifford & Co., together with Baillie Gifford Overseas Limited, had approximately $142 billion in assets under management as of March 31, 2013. Baillie Gifford & Co. and Baillie Gifford Overseas Limited are referred to herein as “Baillie Gifford.”

Baillie Gifford International Non-U.S. Equities Focus Composite Performance Information	The following table presents the past performance of a composite of certain accounts managed by Baillie Gifford, including Baillie Gifford Overseas Limited, the Subadviser to Harbor International Growth Fund. The Baillie Gifford International Non-U.S. Equities Focus Composite (the “Composite”) is comprised of all fee paying accounts under discretionary management by Baillie Gifford that have investment objectives, policies and strategies substantially similar to that of the Fund. Composite account returns are calculated daily. Monthly account returns are calculated by geometrically linking the daily returns. The Composite is calculated monthly by weighting monthly account returns by the beginning market value. Valuations and returns are computed and stated in U.S. dollars. Returns include the reinvestment of interest, dividends and any other distributions and are gross of source country withholding taxes on interest, dividends and capital gains. The method used for computing historical Composite performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Composite, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Baillie Gifford in managing portfolios with substantially similar investment strategies and techniques to those of the Fund. To calculate the performance of the Composite net of all operating expenses, the net Fund operating expenses payable by the Institutional, Administrative and Investor Class shares of the Fund for the fiscal year ended October 31, 2012 were used.

Investors Should Retain This Supplement For Future Reference

S0521.P.IG

Harbor International & Global Funds Supplement to Prospectus dated March 1, 2013

The historical performance of the Composite is not that of Harbor International Growth Fund and is not necessarily indicative of the Fund’s future results. The Fund commenced operations on November 1, 1993, during which time the Fund employed subadvisers that were different from Baillie Gifford. The Fund’s actual performance may vary significantly from the past performance of the Composite. While the accounts comprising the Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts comprising the Composite were subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the Composite, they may have had an adverse effect on the performance results of the Composite.

BAILLIE GIFFORD INTERNATIONAL NON-U.S. EQUITIES FOCUS COMPOSITE*

	Average Annual Total Returns For the Periods Ended March 31, 2013:
Composite*	1 Year	5 Years	10 Years	Since Inception
Composite net of all Institutional Class operating expenses	11.83%	1.73%	11.74%	8.59%
Composite net of all Administrative Class operating expenses	11.55%	1.48%	11.46%	8.32%
Composite net of all Investor Class operating expenses	11.42%	1.36%	11.33%	8.19%
Composite gross of all operating expenses	12.81%	2.62%	12.72%	9.54%
MSCI All Country World Index (ACWI) ex U.S. (ND)	8.36%	-0.39%	10.93%	7.84%
MSCI EAFE Growth (ND)	11.35%	-0.14%	9.38%	6.35%

	For the Periods Ended December 31:
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Composite net of all Institutional Class operating expenses	34.22%	18.98%	19.52%	23.38%	20.12%	-45.70%	46.26%	15.71%	-13.12%	19.04%
Composite net of all Administrative Class operating expenses	33.89%	18.68%	19.22%	23.07%	19.82%	-45.84%	45.89%	15.42%	-13.34%	18.74%
Composite net of all Investor Class operating expenses	33.73%	18.54%	19.08%	22.92%	19.68%	-45.90%	45.72%	15.28%	-13.44%	18.60%
Composite gross of all operating expenses	35.40%	20.02%	20.56%	24.46%	21.17%	-45.23%	47.54%	16.72%	-12.36%	20.08%
MSCI ACWI ex U.S. (ND)	40.83%	20.91%	16.62%	26.65%	16.65%	-45.53%	41.45%	11.15%	-13.71%	16.83%
MSCI EAFE Growth (ND)	31.99%	16.12%	13.28%	22.33%	16.45%	-42.70%	29.36%	12.25%	-12.11%	16.86%

*	This is not the performance of Harbor International Growth Fund. As of March 31, 2013, the Composite was composed of 10 accounts, totaling approximately $1.17 billion. The inception date of the Composite was June 30, 2002.

May 21, 2013

Investors Should Retain This Supplement For Future Reference

S0521.P.IG